Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2004

JPMORGAN CHASE & CO. TABLE OF CONTENTS

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
SELECTED INCOME STATEMENT
Revenue	$12,505	$8,631	$9,011	$8,106	$7,780	45%		61%		$30,147	$25,278	19%
Provision for Credit Losses	1,169	203	15	139	223	476		424		1,387	1,401	(1)
Noninterest Expense	9,377	9,503	6,093	5,258	5,127	(1)		83		24,973	16,558	51
Net Income (Loss)	1,418	(548)	1,930	1,864	1,628	NM		(13)		2,800	4,855	(42)

Per Common Share:
Net Income Per Share — Diluted	0.39	(0.27)	0.92	0.89	0.78	NM		(50)		1.06	2.35	(55)
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—		—		1.02	1.02	—
Book Value Per Share	29.42	21.52	22.62	22.10	21.55	37		37
Closing Share Price	39.73	38.77	41.95	36.73	34.33	2		16

Common Shares Outstanding:
Average — Diluted	3,592.0	2,042.8	2,092.7	2,079.3	2,068.2	76		74		2,598.5	2,047.0	27
Common Shares at Period-end	3,564.1	2,087.5	2,081.7	2,042.6	2,039.2	71		75

SELECTED RATIOS:
Return on Common Equity (“ROE”) (a)	5%	NM	17%	17%	15%	NM		(1,000	)bp	6%	15%	(900	)bp
Return on Equity-Goodwill (“ROE-GW”) (a) (b)	9	NM	21	20	18	NM		(900)		8	19	(1,100)
Return on Assets (“ROA”) (a) (c)	0.50	NM	1.01	0.95	0.83	NM		(33)		0.42	0.84	(42)
Tier 1 Capital Ratio	8.5	8.2%	8.4	8.5	8.7	30	bp	(20)
Total Capital Ratio	11.8	11.2	11.4	11.8	12.1	60		(30)

SELECTED BALANCE SHEET (Period-end)
Total Assets	$1,138,469	$817,763	$801,078	$770,912	$792,700	39%		44%
Wholesale Loans	132,344	77,044	77,068	75,419	74,847	72		77
Consumer Loans	261,357	148,894	140,562	139,347	150,440	76		74
Deposits	496,454	346,539	336,886	326,492	313,626	43		58
Common Stockholders’ Equity	104,844	44,932	47,092	45,145	43,948	133		139

Headcount	162,275	94,615	96,010	96,367	95,931	72		69

LINE OF BUSINESS EARNINGS
Investment Bank	$627	$644	$1,017	$809	$693	(3)		(10)		$2,288	$1,996	15%
Retail Financial Services	822	396	206	305	181	108		354		1,424	1,242	15
Card Services	421	176	162	173	199	139		112		759	510	49
Commercial Banking	215	65	74	89	63	231		241		354	218	62
Treasury & Securities Services	96	101	98	123	115	(5)		(17)		295	299	(1)
Asset & Wealth Management	197	99	122	106	85	99		132		418	181	131
Corporate (d)	(219)	325	251	259	292	NM		NM		357	409	(13)

Total Operating Earnings	2,159	1,806	1,930	1,864	1,628	20		33		5,895	4,855	21
Reconciling Items (Net of Taxes):
Merger Costs	(462)	(60)	—	—	—	NM		NM		(522)	—	NM
Litigation Reserve Charge	—	(2,294)	—	—	—	NM		NM		(2,294)	—	NM
Accounting Policy Conformity	(279)	—	—	—	—	NM		NM		(279)	—	NM

Net Income (Loss)	$1,418	$(548)	$1,930	$1,864	$1,628	NM		(13)		$2,800	$4,855	(42)

Note: Effective July 1, 2004, Bank One Corporation (“Bank One”), merged with and into JPMorgan Chase. Bank One’s results of operations are included in JPMorgan Chase’s results beginning July 1, 2004. In accordance with U.S. GAAP, the results of operations for the quarter and year-to-date periods ended September 30, 2004, reflect three months of results of operations for the combined Firm. The results of operations for all other quarterly periods presented herein, and for the nine months ended September 30, 2003, reflect only the results of operations for heritage JPMorgan Chase.

(a)		Based on annualized amounts.
(b)
Net income applicable to common stock / Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(c)		U.S. GAAP earnings / Total average assets
(d)		Includes Global Treasury, Private Equity, Support Units and the net effects remaining at the corporate level after the implementation of management accounting policies.
NM	-	Not meaningful due to net loss.

JPMORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
REVENUE
Investment Banking Fees	$879	$893	$692	$846	$649	(2)%		35%		$2,464	$2,044	21%
Trading Revenue (a)	408	873	1,720	754	829	(53)		(51)		3,001	3,673	(18)
Lending & Deposit Related Fees	943	412	414	451	456	129		107		1,769	1,276	39
Asset Management, Administration and Commissions	2,141	1,770	1,771	1,586	1,518	21		41		5,682	4,320	32
Securities / Private Equity Gains (Losses)	413	460	432	192	284	(10)		45		1,305	1,287	1
Mortgage Fees and Related Income	277	338	259	149	15	(18)		NM		874	774	13
Credit Card Income	1,782	631	605	685	635	182		181		3,018	1,781	69
Other Income	210	260	132	261	196	(19)		7		602	340	77

Subtotal	7,053	5,637	6,025	4,924	4,582	25		54		18,715	15,495	21

Interest Income	9,493	5,614	5,626	5,776	5,839	69		63		20,733	18,268	13
Interest Expense	4,041	2,620	2,640	2,594	2,641	54		53		9,301	8,485	10

Net Interest Income	5,452	2,994	2,986	3,182	3,198	82		70		11,432	9,783	17

TOTAL NET REVENUE	12,505	8,631	9,011	8,106	7,780	45		61		30,147	25,278	19

Provision for Credit Losses	1,169	203	15	139	223	476		424		1,387	1,401	(1)

NONINTEREST EXPENSE
Compensation Expense	4,050	2,943	3,302	2,508	2,631	38		54		10,295	8,879	16
Occupancy Expense	604	440	431	482	391	37		54		1,475	1,430	3
Technology and Communications Expense	1,046	786	819	756	719	33		45		2,651	2,088	27
Professional & Outside Services	1,103	752	816	777	703	47		57		2,671	2,098	27
Marketing	506	202	199	200	179	150		183		907	510	78
Other Expense	920	511	447	461	431	80		113		1,878	1,233	52
Amortization of Intangibles	396	79	79	74	73	401		442		554	220	152

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,625	5,713	6,093	5,258	5,127	51		68		20,431	16,458	24
Merger Costs	752	90	—	—	—	NM		NM		842	—	NM
Litigation Reserve Charge	—	3,700	—	—	—	NM		NM		3,700	100	NM

TOTAL NONINTEREST EXPENSE	9,377	9,503	6,093	5,258	5,127	(1)		83		24,973	16,558	51

Income (Loss) before Income Tax Expense	1,959	(1,075)	2,903	2,709	2,430	NM		(19)		3,787	7,319	(48)
Income Tax Expense (Benefit)	541	(527)	973	845	802	NM		(33)		987	2,464	(60)

NET INCOME (LOSS)	$1,418	$(548)	$1,930	$1,864	$1,628	NM		(13)		$2,800	$4,855	(42)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$1,405	$(561)	$1,917	$1,851	$1,615	NM		(13)		$2,761	$4,817	(43)

NET INCOME (LOSS) PER COMMON SHARE
Basic Earnings per Share	$0.40	$(0.27)	$0.94	$0.92	$0.80	NM		(50)		$1.09	$2.40	(55)
Diluted Earnings per Share	0.39	(0.27)	0.92	0.89	0.78	NM		(50)		1.06	2.35	(55)

Average Basic Shares	3,513.5	2,042.8	2,032.3	2,016.2	2,012.2	72		75		2,533.1	2,006.0	26
Average Diluted Shares	3,592.0	2,042.8	2,092.7	2,079.3	2,068.2	76		74		2,598.5	2,047.0	27

FINANCIAL RATIOS
ROE	5%	NM	17%	17%	15%	NM		(1,000	)bp	6%	15%	(900	)bp
ROE-GW	9	NM	21	20	18	NM		(900)		8	19	(1,100)
ROA	0.50	NM	1.01	0.95	0.83	NM		(33)		0.42	0.84	(42)
Effective Income Tax Rate	28	49%	34	31	33	(2,100	)bp	(500)		26	34	(800)
Overhead Ratio	75	110	68	65	66	(3,500)		900		83	66	1,700

Headcount	162,275	94,615	96,010	96,367	95,931	72%		69%

(a)	Trading NII is not included in trading revenue. See page 10 for additional details.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Sep 30, 2004
		Heritage JPMC Only				Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2004	2004	2004	2003	2003	2004	2003
ASSETS
Cash and Due from Banks	$30,815	$23,525	$19,419	$20,268	$18,585	31%	66%
Deposits with Banks	33,082	39,135	35,600	10,175	10,601	(15)	212
Federal Funds Sold and Securities Purchased under Resale Agreements	96,031	100,851	79,414	76,868	88,752	(5)	8
Securities Borrowed	50,546	44,947	49,881	41,834	37,096	12	36
Trading Assets:
Debt and Equity Instruments	214,852	187,640	189,549	169,120	146,731	15	46
Derivative Receivables (a)	57,795	49,980	58,434	83,751	83,787	16	(31)
Securities	92,816	64,915	70,747	60,244	65,152	43	42
Interests in Purchased Receivables	30,479	—	—	4,752	10,914	NM	179
Loans (Net of Allowance for Loan Losses)	386,208	221,971	213,510	210,243	220,534	74	75
Private Equity Investments	8,547	6,663	7,097	7,250	7,797	28	10
Accrued Interest and Accounts Receivable	19,876	15,050	13,250	12,356	13,995	32	42
Premises and Equipment	8,880	6,268	6,418	6,487	6,558	42	35
Goodwill	42,947	8,731	8,730	8,511	8,134	392	428
Other Intangibles:
Mortgage Servicing Rights	5,168	5,707	4,189	4,781	4,007	(9)	29
Credit Card Relationships	4,055	893	953	1,014	1,078	354	276
All Other Intangibles	5,945	799	813	685	311	NM	NM
Other Assets	50,427	40,688	43,074	52,573	68,668	24	(27)

TOTAL ASSETS	$1,138,469	$817,763	$801,078	$770,912	$792,700	39	44

LIABILITIES
Deposits:
U.S.:
Noninterest-Bearing	$122,054	$87,972	$79,560	$73,154	$75,463	39	62
Interest-Bearing	254,611	141,118	142,755	125,855	120,236	80	112
Non-U.S. Offices:
Noninterest-Bearing	7,259	7,320	7,868	6,311	6,402	(1)	13
Interest-Bearing	112,530	110,129	106,703	121,172	111,525	2	1

Total Deposits	496,454	346,539	336,886	326,492	313,626	43	58
Federal Funds Purchased and Securities Sold under Repurchase Agreements	167,313	152,619	148,526	113,466	131,959	10	27
Commercial Paper	10,307	15,300	14,972	14,284	14,790	(33)	(30)
Other Borrowed Funds	9,454	9,435	10,414	8,925	8,174	—	16
Trading Liabilities:
Debt and Equity Instruments	78,767	82,338	80,303	78,222	87,516	(4)	(10)
Derivative Payables (a)	52,307	42,838	53,883	71,226	68,285	22	(23)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	61,198	55,321	42,463	43,970	53,314	11	15
Beneficial Interests Issued by Consolidated VIEs	45,840	6,562	7,543	12,295	18,399	NM	149
Long-Term Debt	91,754	52,981	50,062	48,014	43,945	73	109
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,745	6,634	6,732	6,768	6,716	77	75
Insurance Policy and Claims Reserves	7,477	1,255	1,193	1,096	1,019	496	NM

TOTAL LIABILITIES	1,032,616	771,822	752,977	724,758	747,743	34	38

STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	3,576	2,095	2,088	2,044	2,041	71	75
Capital Surplus	72,183	14,426	14,193	13,512	13,238	400	445
Retained Earnings	29,779	29,596	30,878	29,681	28,540	1	4
Accumulated Other Comprehensive Income (Loss)	(242)	(910)	177	(30)	187	73	NM
Treasury Stock, at Cost	(452)	(275)	(244)	(62)	(58)	(64)	NM

TOTAL STOCKHOLDERS’ EQUITY	105,853	45,941	48,101	46,154	44,957	130	135

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,138,469	$817,763	$801,078	$770,912	$792,700	39	44

(a)	Effective January 1, 2004, the Firm elected to net cash paid and received under legally enforceable master netting agreements.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions, except rates)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003

AVERAGE BALANCES
ASSETS
Deposits with Banks	$34,166	$26,905	$21,535	$11,724	$10,163	27%		236%		$27,560	$9,075	204%
Federal Funds Sold and Securities Purchased under Resale Agreements	102,042	87,080	82,555	94,773	89,865	17		14		90,601	84,745	7
Securities Borrowed	47,087	54,233	48,609	40,371	40,019	(13)		18		49,966	40,283	24
Trading Assets — Debt and Equity Instruments	170,663	153,547	166,389	156,958	138,829	11		23		163,559	146,278	12
Securities	94,720	64,149	63,992	63,903	75,032	48		26		74,362	82,004	(9)
Interest in Purchased Receivables	28,917	—	2,537	9,618	11,862	NM		144		10,552	3,997	164
Loans	390,753	225,344	214,941	221,177	225,646	73		73		277,428	220,529	26

Total Interest-Earning Assets	868,348	611,258	600,558	598,524	591,416	42		47		694,028	586,911	18
Noninterest-Earning Assets	248,987	191,612	170,760	179,995	191,010	30		30		203,950	188,211	8

TOTAL ASSETS	$1,117,335	$802,870	$771,318	$778,519	$782,426	39		43		$897,978	$775,122	16

LIABILITIES
Interest-Bearing Deposits	$365,104	$254,034	$238,206	$237,636	$221,539	44		65		$286,071	$224,279	28
Federal Funds Purchased and Securities Sold under Repurchase Agreements	163,206	155,335	145,370	141,089	148,132	5		10		154,669	167,735	(8)
Commercial Paper	12,497	14,283	13,153	13,293	13,088	(13)		(5)		13,308	13,419	(1)
Other Borrowings (a)	84,387	80,364	80,388	74,551	72,191	5		17		81,722	68,069	20
Beneficial Interests Issued by Consolidated VIEs	43,308	7,433	9,764	17,585	19,791	483		119		20,253	6,671	204
Long-Term Debt	101,060	57,019	53,574	52,408	48,685	77		108		70,663	47,978	47

Total Interest-Bearing Liabilities	769,562	568,468	540,455	536,562	523,426	35		47		626,686	528,151	19
Noninterest-Bearing Liabilities	242,395	186,529	184,036	196,771	214,860	30		13		204,458	203,375	1

TOTAL LIABILITIES	1,011,957	754,997	724,491	733,333	738,286	34		37		831,144	731,526	14

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—		—		1,009	1,009	—
Common Stockholders’ Equity	104,369	46,864	45,818	44,177	43,131	123		142		65,825	42,587	55

TOTAL STOCKHOLDERS’ EQUITY	105,378	47,873	46,827	45,186	44,140	120		139		66,834	43,596	53

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,117,335	$802,870	$771,318	$778,519	$782,426	39		43		$897,978	$775,122	16

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	1.53%	1.68%	1.62%	2.88%	0.93%	(15)	bp	60	bp	1.60%	1.91%	(31)	bp
Federal Funds Sold and Securities Purchased under Resale Agreements	1.85	1.45	1.49	1.36	1.52	40		33		1.61	1.85	(24)
Securities Borrowed	1.01	0.66	0.77	0.74	0.71	35		30		0.81	0.82	(1)
Trading Assets — Debt and Equity Instruments	4.64	4.37	4.35	4.19	4.27	27		37		4.46	4.52	(6)
Securities	4.40	4.58	4.21	4.49	4.69	(18)		(29)		4.40	4.65	(25)
Interest in Purchased Receivables	1.63	—	1.79	1.35	1.04	163		59		1.64	1.04	60
Loans	5.77	4.85	5.00	5.18	5.27	92		50		5.32	5.42	(10)
Total Interest-Earning Assets	4.37	3.71	3.78	3.84	3.92	66		45		4.01	4.17	(16)

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.64	1.28	1.37	1.33	1.41	36		23		1.46	1.67	(21)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.52	1.16	1.24	1.16	1.29	36		23		1.31	1.42	(11)
Commercial Paper	1.49	0.98	0.96	0.98	1.00	51		49		1.13	1.17	(4)
Other Borrowings	4.27	4.44	4.53	4.86	5.08	(17)		(81)		4.41	5.12	(71)
Beneficial Interests Issued by Consolidated VIEs	1.58	2.04	1.60	1.36	0.92	(46)		66		1.64	0.92	72
Long-Term Debt	3.10	2.85	3.02	2.86	3.01	25		9		3.02	3.12	(10)
Total Interest-Bearing Liabilities	2.09	1.85	1.96	1.92	2.00	24		9		1.98	2.15	(17)

INTEREST RATE SPREAD	2.28%	1.86%	1.82%	1.92%	1.92%	42		36		2.03%	2.02%	1

NET INTEREST MARGIN	2.52%	1.98%	2.01%	2.12%	2.15%	54		37		2.22%	2.24%	(2)

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	3.09%	2.30%	2.43%	2.54%	2.46%	79		63		2.71%	2.66%	5

(a)	Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the line-of-business results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of IB, operating basis includes in Trading Revenue the net interest income related to trading activities. Trading activities generate revenues which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading Revenue, which includes the mark-to-market gains or losses on trading positions; and Net Interest Income, which includes the interest income or expense related to those positions. Combining, for operating basis purposes, both the trading revenue and related net interest income enables management to evaluate IB’s trading activities by considering all revenue related to these activities, and facilitates operating comparisons to other competitors. In the case of Card Services, operating or managed basis excludes the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Finally, operating basis excludes the Merger Costs, the Litigation Reserve Charge and Accounting Policy Conformity Adjustments, as management believes these items are not part of the Firm’s normal daily business operations (and therefore not indicative of trends), and do not provide meaningful comparisons with other periods.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

		Heritage JPMC Only				3QTR 2004			H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change		Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003	2004	2003	2003
REPORTED
Revenue
Investment Banking Fees	$879	$893	$692	$846	$649	(2)%	35%	$2,464	$2,044	21%
Trading Revenue	408	873	1,720	754	829	(53)	(51)	3,001	3,673	(18)
Lending & Deposit Related Fees	943	412	414	451	456	129	107	1,769	1,276	39
Asset Management, Administration and Commissions	2,141	1,770	1,771	1,586	1,518	21	41	5,682	4,320	32
Securities / Private Equity Gains (Losses)	413	460	432	192	284	(10)	45	1,305	1,287	1
Mortgage Fees and Related Income	277	338	259	149	15	(18)	NM	874	774	13
Credit Card Income	1,782	631	605	685	635	182	181	3,018	1,781	69
Other Income	210	260	132	261	196	(19)	7	602	340	77

Subtotal	7,053	5,637	6,025	4,924	4,582	25	54	18,715	15,495	21

Interest Income	9,493	5,614	5,626	5,776	5,839	69	63	20,733	18,268	13
Interest Expense	4,041	2,620	2,640	2,594	2,641	54	53	9,301	8,485	10

Net Interest Income	5,452	2,994	2,986	3,182	3,198	82	70	11,432	9,783	17

Total Net Revenue	12,505	8,631	9,011	8,106	7,780	45	61	30,147	25,278	19

Provision for Credit Losses	1,169	203	15	139	223	476	424	1,387	1,401	(1)

Noninterest Expense
Merger Costs	752	90	—	—	—	NM	NM	842	—	NM
Litigation Reserve Charge	—	3,700	—	—	—	NM	NM	3,700	100	NM
All Other Noninterest Expense	8,625	5,713	6,093	5,258	5,127	51	68	20,431	16,458	24

Total Noninterest Expense	9,377	9,503	6,093	5,258	5,127	(1)	83	24,973	16,558	51

Income (Loss) before Income Tax Expense	1,959	(1,075)	2,903	2,709	2,430	NM	(19)	3,787	7,319	(48)
Income Tax Expense (Benefit)	541	(527)	973	845	802	NM	(33)	987	2,464	(60)

Net Income (Loss)	$1,418	$(548)	$1,930	$1,864	$1,628	NM	(13)	$2,800	$4,855	(42)

RECONCILING ITEMS (a)
Revenue
Trading-Related Revenue (b)	$424	$439	$576	$518	$449	(3)	(6)	$1,439	$1,611	(11)
Credit Card Income (c)	(848)	(307)	(326)	(368)	(363)	(176)	(134)	(1,481)	(1,011)	(46)
Other Income
Credit Card Securitizations (c)	(3)	(45)	(39)	(29)	(14)	93	79	(87)	(42)	(107)
Accounting Policy Conformity (d)	118	—	—	—	—	NM	NM	118	—	NM

Total Other Income	115	(45)	(39)	(29)	(14)	NM	NM	31	(42)	NM

Net Interest Income:
Trading-Related (b)	(424)	(439)	(576)	(518)	(449)	3	6	(1,439)	(1,611)	11
Credit Card Securitizations (c)	1,779	838	838	859	848	112	110	3,455	2,461	40

Total Net Interest Income	1,355	399	262	341	399	240	240	2,016	850	137

Total Net Revenue	1,046	486	473	462	471	115	122	2,005	1,408	42

Provision for Credit Losses
Credit Card Securitizations (c)	928	486	473	462	471	91	97	1,887	1,408	34
Accounting Policy Conformity (d)	(333)	—	—	—	—	NM	NM	(333)	—	NM

Total Provision for Credit Losses	595	486	473	462	471	22	26	1,554	1,408	10

Noninterest Expense
Merger Costs (d)	(752)	(90)	—	—	—	NM	NM	(842)	—	NM
Litigation Reserve Charge (d)	—	(3,700)	—	—	—	NM	NM	(3,700)	—	NM
All Other Noninterest Expense	—	—	—	—	—	NM	NM	—	—	NM

Total Noninterest Expense	(752)	(3,790)	—	—	—	80	NM	(4,542)	—	NM

Income before Income Tax Expense	1,203	3,790	—	—	—	(68)	NM	4,993	—	NM
Income Tax Expense (Benefit)	462	1,436	—	—	—	(68)	NM	1,898	—	NM

Net Income (Loss)	$741	$2,354	$—	$—	$—	(69)	NM	$3,095	$—	NM

(a)
Represents only those line items on the Consolidated Statement of Income impacted by the reclassification of trading-related net interest income and the impact of credit card securitizations, as well as for the third and second quarters of 2004, the Merger Costs and Litigation Reserve Charge line items on the Consolidated Statement of Income, and the Accounting Policy Conformity Adjustments.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results. See page 10 for further information.
(c)	The impact of credit card securitizations impacts Card Services. See page 18 for further information.
(d)
The impact of the Merger Costs, Litigation Reserve Charge and Accounting Policy Conformity Adjustment are excluded from Operating Earnings, as management believes these items are not part of the Firm’s normal daily business operations (and therefore not indicative of trends), and do not provide meaningful comparisons with other periods.

JPMORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
REVENUE
Investment Banking Fees	$879	$893	$692	$846	$649	(2)%		35%		$2,464	$2,044	21%
Trading-Related Revenue (Including Trading NII)	832	1,312	2,296	1,272	1,278	(37)		(35)		4,440	5,284	(16)
Lending & Deposit Related Fees	943	412	414	451	456	129		107		1,769	1,276	39
Asset Management, Administration and Commissions	2,141	1,770	1,771	1,586	1,518	21		41		5,682	4,320	32
Securities / Private Equity Gains (Losses)	413	460	432	192	284	(10)		45		1,305	1,287	1
Mortgage Fees and Related Income	277	338	259	149	15	(18)		NM		874	774	13
Credit Card Income	934	324	279	317	272	188		243		1,537	770	100
Other Income	325	215	93	232	182	51		79		633	298	112

Subtotal	6,744	5,724	6,236	5,045	4,654	18		45		18,704	16,053	17

Interest Income	11,036	6,013	5,888	6,117	6,238	84		77		22,937	19,118	20
Interest Expense	4,229	2,620	2,640	2,594	2,641	61		60		9,489	8,485	12

Net Interest Income	6,807	3,393	3,248	3,523	3,597	101		89		13,448	10,633	26

TOTAL NET REVENUE	13,551	9,117	9,484	8,568	8,251	49		64		32,152	26,686	20

Managed Provision for Credit Losses	1,764	689	488	601	694	156		154		2,941	2,809	5

NONINTEREST EXPENSE
Compensation Expense	4,050	2,943	3,302	2,508	2,631	38		54		10,295	8,879	16
Occupancy Expense	604	440	431	482	391	37		54		1,475	1,430	3
Technology and Communications Expense	1,046	786	819	756	719	33		45		2,651	2,088	27
Professional & Outside Services	1,103	752	816	777	703	47		57		2,671	2,098	27
Marketing	506	202	199	200	179	150		183		907	510	78
Other Expense	920	511	447	461	431	80		113		1,878	1,333	41
Amortization of Intangibles	396	79	79	74	73	401		442		554	220	152

TOTAL NONINTEREST EXPENSE	8,625	5,713	6,093	5,258	5,127	51		68		20,431	16,558	23

Operating Earnings before Income Tax Expense	3,162	2,715	2,903	2,709	2,430	16		30		8,780	7,319	20
Income Tax Expense (Benefit)	1,003	909	973	845	802	10		25		2,885	2,464	17

OPERATING EARNINGS	$2,159	$1,806	$1,930	$1,864	$1,628	20		33		$5,895	$4,855	21

Operating Earnings Per Common Share
Diluted EPS	$0.60	$0.85	$0.92	$0.89	$0.78	(30)		(23)		$2.25	$2.35	(4)

Operating Financial Ratios
ROE	8%	15%	17%	17%	15%	(700	)bp	(700	)bp	12%	15%	(300	)bp
ROE-GW	14	19	21	20	18	(500)		(400)		17	19	(200)
ROA	0.72	0.87	0.96	0.91	0.79	(15)		(7)		0.83	0.80	3
Overhead Ratio	64	63	64	61	62	100		200		64	62	200

RECONCILIATION OF OPERATING EARNINGS PER SHARE TO NET INCOME (LOSS) PER SHARE — DILUTED
Operating Earnings	$0.60	$0.85	$0.92	$0.89	$0.78	(30)%		(23)%		$2.25	$2.35	(4)%
Reconciling Items (Net of Taxes):
Merger Costs	(0.13)	(0.03)	—	—	—	(333)		NM		(0.20)	—	NM
Litigation Reserve Charge	—	(1.09)	—	—	—	NM		NM		(0.88)	—	NM
Accounting Policy Conformity	(0.08)	—	—	—	—	NM		NM		(0.11)	—	NM

Net Income (Loss)	$0.39	$(0.27)	$0.92	$0.89	$0.78	NM		(50)		$1.06	$2.35	(55)

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS (in millions, except ratio data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
REVENUE
Investment Bank	$2,701	$2,939	$3,764	$2,898	$2,792	(8)%		(3)%		$9,404	$9,786	(4)%
Retail Financial Services	3,800	1,835	1,611	1,722	1,529	107		149		7,246	5,706	27
Card Services	3,771	1,587	1,557	1,615	1,565	138		141		6,915	4,529	53
Commercial Banking	833	334	322	340	341	149		144		1,489	1,012	47
Treasury & Securities Services	1,339	1,093	1,012	980	906	23		48		3,444	2,628	31
Asset & Wealth Management	1,193	828	848	845	760	44		57		2,869	2,125	35
Corporate	(86)	501	370	168	358	NM		NM		785	900	(13)

TOTAL NET REVENUE	$13,551	$9,117	$9,484	$8,568	$8,251	49		64		$32,152	$26,686	20

OPERATING EARNINGS
Investment Bank	$627	$644	$1,017	$809	$693	(3)		(10)		$2,288	$1,996	15
Retail Financial Services	822	396	206	305	181	108		354		1,424	1,242	15
Card Services	421	176	162	173	199	139		112		759	510	49
Commercial Banking	215	65	74	89	63	231		241		354	218	62
Treasury & Securities Services	96	101	98	123	115	(5)		(17)		295	299	(1)
Asset & Wealth Management	197	99	122	106	85	99		132		418	181	131
Corporate	(219)	325	251	259	292	NM		NM		357	409	(13)

TOTAL OPERATING EARNINGS	$2,159	$1,806	$1,930	$1,864	$1,628	20		33		$5,895	$4,855	21

AVERAGE EQUITY (a)
Investment Bank	$20,000	$14,015	$15,085	$16,202	$17,949	43		11		$16,380	$19,074	(14)
Retail Financial Services	13,050	5,005	5,177	4,592	4,422	161		195		7,764	4,095	90
Card Services	11,800	3,346	3,392	3,403	3,422	253		245		6,200	3,453	80
Commercial Banking	3,400	747	795	928	1,050	355		224		1,654	1,103	50
Treasury & Securities Services	1,900	3,203	3,189	2,741	2,627	(41)		(28)		2,761	2,737	1
Asset & Wealth Management	2,400	5,370	5,471	5,467	5,539	(55)		(57)		4,406	5,521	(20)
Corporate (b)	51,819	15,178	12,709	10,844	8,122	241		NM		26,660	6,604	304

TOTAL AVERAGE EQUITY	$104,369	$46,864	$45,818	$44,177	$43,131	123		142		$65,825	$42,587	55

RETURN ON EQUITY (a)
Investment Bank	12%	18%	27%	20%	15%	(600	)bp	(300	)bp	19%	14%	500	bp
Retail Financial Services	25	32	16	26	16	(700)		900		24	41	(1,700)
Card Services	14	21	19	20	23	(700)		(900)		16	20	(400)
Commercial Banking	25	35	37	38	24	(1,000)		100		29	26	300
Treasury & Securities Services	20	13	12	18	17	700		300		14	15	(100)
Asset & Wealth Management	33	7	9	8	6	2,600		2,700		13	4	900
JPMC ROE	8	15	17	17	15	(700)		(700)		12	15	(300)
JPMC ROE-GW	14	19	21	20	18	(500)		(400)		17	19	(200)

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.

(b)	Includes goodwill.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio and rankings data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$273	$268	$147	$157	$161	2%		70%		$688	$483	42%
Equity Underwriting	170	221	177	255	173	(23)		(2)		568	444	28
Debt Underwriting	468	402	366	428	305	16		53		1,236	1,104	12

Total Investment Banking Fees	911	891	690	840	639	2		43		2,492	2,031	23

Trading-Related Revenue: (a)
Fixed Income and Other	657	1,293	1,885	1,159	1,163	(49)		(44)		3,835	4,857	(21)
Equities	220	(86)	335	96	97	NM		127		469	460	2
Credit Portfolio	(35)	29	56	(50)	(17)	NM		(106)		50	(136)	NM

Total Trading-Related Revenue	842	1,236	2,276	1,205	1,243	(32)		(32)		4,354	5,181	(16)

Lending & Deposit Related Fees	155	112	96	131	115	38		35		363	309	17
Asset Management, Administration and Commissions	313	348	393	309	314	(10)		—		1,054	908	16
Other Income	91	45	14	65	50	102		82		150	38	295

Subtotal	2,312	2,632	3,469	2,550	2,361	(12)		(2)		8,413	8,467	(1)
Net Interest Income (a)	389	307	295	348	431	27		(10)		991	1,319	(25)

TOTAL NET REVENUE	2,701	2,939	3,764	2,898	2,792	(8)		(3)		9,404	9,786	(4)

Provision for Credit Losses	(151)	(128)	(188)	(241)	(181)	(18)		17		(467)	60	NM
Credit Reimbursement from T&SS (b)	43	2	2	(5)	(10)	NM		NM		47	(31)	NM

NONINTEREST EXPENSE
Compensation Expense	992	1,126	1,386	821	956	(12)		4		3,504	3,641	(4)
Noncompensation Expense	932	930	940	980	865	—		8		2,802	2,860	(2)
Amortization of Intangibles	—	—	—	—	—	NM		NM		—	—	NM

TOTAL NONINTEREST EXPENSE	1,924	2,056	2,326	1,801	1,821	(6)		6		6,306	6,501	(3)

Operating Earnings Before Income Tax Expense	971	1,013	1,628	1,333	1,142	(4)		(15)		3,612	3,194	13
Income Tax Expense (Benefit)	344	369	611	524	449	(7)		(23)		1,324	1,198	11

OPERATING EARNINGS	$627	$644	$1,017	$809	$693	(3)		(10)		$2,288	$1,996	15

FINANCIAL RATIOS
ROE	12%	18%	27%	20%	15%	(600	)bp	(300	)bp	19%	14%	500	bp
ROA	0.50	0.59	0.97	0.73	0.63	(9)		(13)		0.68	0.61	7
Overhead Ratio	71	70	62	62	65	100		600		67	66	100
Compensation Expense as a % of Total Net Revenue	37	38	37	28	34	(100)		300		37	37	—

Full Year
	YTD 2004	2003
MARKET SHARE / RANKINGS (c)
Global Debt, Equity and Equity-Related	7% / #3	8% / #3
Global Syndicated Loans	20% / #1	20% / #1
Global Long-Term Debt	7% / #2	8% / #2
Global Equity and Equity-Related	6% / #6	8% / #4
Global Announced M&A	24% / #2	16% / #4
U.S. Debt, Equity and Equity-Related	8% / #5	9% / #3
U.S. Syndicated Loans	33% / #1	35% / #1
U.S. Long-Term Debt	8% / #3	10% / #3
U.S. Equity and Equity-Related	8% / #5	11% / #4
U.S. Announced M&A	27% / #1	13% / #8

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded within Net interest income. However in this presentation, to assess the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $430 million, $427 million, $581 million, $512 million and $447 million during the quarters ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, and September 30, 2003, and $1.4 billion and $1.6 billion year-to-date September 30, 2004 and 2003, respectively.

(b)
Management has charged T&SS a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the IB credit portfolio on behalf of clients shared with T&SS.

(c)
Derived from Thomson Financial Securities Data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings are presented on a combined basis reflecting the merger of JPMorgan Chase and Bank One, as disclosed by Thomson Financial Securities Data.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
REVENUE BY BUSINESS
Investment Banking	$911	$891	$690	$840	$639	2%		43%		$2,492	$2,031	23%
Fixed Income Markets	1,115	1,572	2,097	1,379	1,451	(29)		(23)		4,784	5,608	(15)
Equities Markets	455	161	632	318	312	183		46		1,248	1,088	15
Credit Portfolio	220	315	345	361	390	(30)		(44)		880	1,059	(17)

Total Net Revenue	$2,701	$2,939	$3,764	$2,898	$2,792	(8)		(3)		$9,404	$9,786	(4)

REVENUE BY REGION
Americas	$1,591	$1,497	$1,953	$1,718	$1,651	6		(4)		$5,041	$5,532	(9)
Europe/Middle East/Africa	741	1,032	1,296	897	904	(28)		(18)		3,069	3,434	(11)
Asia/Pacific	369	410	515	283	237	(10)		56		1,294	820	58

Total Net Revenue	$2,701	$2,939	$3,764	$2,898	$2,792	(8)		(3)		$9,404	$9,786	(4)

SELECTED BALANCE SHEET (Average)
Total Assets	$496,347	$439,166	$422,151	$441,745	$434,911	13		14		$452,714	$434,717	4
Trading Assets — Debt and Equity Instruments	166,795	159,965	183,495	168,897	144,130	4		16		170,073	152,199	12
Trading Assets — Derivative Receivables	60,465	51,925	57,042	78,584	80,850	16		(25)		56,492	84,970	(34)
Loans (a)	45,779	38,729	38,199	39,764	42,932	18		7		40,920	46,815	(13)
Adjusted Assets (b)	431,772	403,005	391,494	395,259	387,804	7		11		408,841	391,835	4
Equity	20,000	14,015	15,085	16,202	17,949	43		11		16,380	19,074	(14)

Headcount	17,420	15,829	14,930	14,691	14,470	10		20

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(16)	$15	$34	$(15)	$217	NM		NM		$33	$695	(95)
Nonperforming Assets
- Nonperforming Loans (c)	1,075	1,202	1,498	1,708	2,400	(11)		(55)		1,075	2,400	(55)
- Other Nonperforming Assets	246	340	357	370	378	(28)		(35)		246	378	(35)
Allowance for Loan Losses	1,841	742	855	1,055	1,270	148		45		1,841	1,270	45
Allowance for Lending Related Commitments	358	183	215	242	247	96		45		358	247	45

Net Charge-off Rate	(0.17)%	0.18%	0.41%	(0.17)%	2.17%	(35	)bp	(234	)bp	0.13%	2.16%	(203	)bp
Allowance for Loan Losses to Average Loans	4.78	2.21	2.59	2.93	3.21	257		157		5.26	2.95	231
Allowance for Loan Losses to Nonperforming Loans	172	62	58	63	56	NM		NM		172	56	NM
Nonperforming Loans to Average Loans	2.35	3.10	3.92	4.30	5.59	(75)		(324)		2.63	5.13	(250)

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (d) (e)
Trading Activities:
Fixed Income (d)	$80	$77	$73	$67	$62	4%		29%		$77	$60	28%
Foreign Exchange	13	16	22	20	15	(19)		(13)		17	16	6
Equities	25	29	40	41	12	(14)		108		31	11	182
Commodities and Other	10	8	8	8	9	25		11		9	8	13
Diversification	(43)	(42)	(49)	(48)	(32)	(2)		(34)		(45)	(38)	(18)

Total Trading VaR	85	88	94	88	66	(3)		29		89	57	56

Credit Portfolio VaR (e)	13	15	15	17	19	(13)		(32)		14	18	(22)
Diversification	(9)	(9)	(7)	(10)	(17)	—		47		(8)	(14)	43

Total Trading and Credit Portfolio VaR	$89	$94	$102	$95	$68	(5)		31		$95	$61	56

(a)
Loans include loans held for sale of $7,281 million, $5,199 million, $5,245 million, $3,735 million, and $3,307 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. The year-to-date average loans held for sale are $5,908 million and $3,833 million for 2004 and 2003, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(b)
Adjusted assets equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased, (2) assets of VIEs consolidated under FIN 46R, (3) cash and securities segregated and on deposit for regulatory and other purposes and (4) goodwill and intangibles.

(c)
Nonperforming loans include loans held for sale of $4 million, $2 million, $30 million, $30 million, and $138 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(d)	Includes VaR associated with all mark-to-market trading activities, plus certain available for sale securities held for IB proprietary purposes.
(e)
Includes VaR associated with derivative counterparty receivables and hedges of both derivative counterparty receivables and loans which are all reported in trading revenues. This VaR does not include the accrual loan portfolio, which is not marked to market.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$395	$124	$121	$126	$125	219%		216%		$640	$360	78%
Asset Management, Administration and Commissions	331	100	95	95	86	231		285		526	262	101
Securities / Private Equity Gains (Losses)	6	—	—	18	(62)	NM		NM		6	363	(98)
Mortgage Fees and Related Income	255	365	255	140	12	(30)		NM		875	765	14
Credit Card Income	89	25	19	24	27	256		230		133	83	60
Other Income	18	10	(24)	(15)	(4)	80		NM		4	(13)	NM

Subtotal	1,094	624	466	388	184	75		495		2,184	1,820	20
Net Interest Income	2,706	1,211	1,145	1,334	1,345	123		101		5,062	3,886	30

TOTAL NET REVENUE	3,800	1,835	1,611	1,722	1,529	107		149		7,246	5,706	27

Provision for Credit Losses	239	78	54	72	158	206		51		371	449	(17)

NONINTEREST EXPENSE
Compensation Expense	855	450	509	443	381	90		124		1,814	1,252	45
Noncompensation Expense	1,250	680	731	726	704	84		78		2,661	2,046	30
Amortization of Intangibles	133	1	1	1	1	NM		NM		135	3	NM

TOTAL NONINTEREST EXPENSE	2,238	1,131	1,241	1,170	1,086	98		106		4,610	3,301	40

Operating Earnings Before Income Tax Expense	1,323	626	316	480	285	111		364		2,265	1,956	16
Income Tax Expense (Benefit)	501	230	110	175	104	118		382		841	714	18

OPERATING EARNINGS	$822	$396	$206	$305	$181	108		354		$1,424	$1,242	15

FINANCIAL RATIOS
ROE	25%	32%	16%	26%	16%	(700	)bp	900	bp	24%	41%	(1,700	)bp
ROA	1.44	1.09	0.59	0.80	0.46	35		98		1.11	1.13	(2)
Overhead Ratio	59	62	77	68	71	(300)		(1,200)		64	58	600

SELECTED BALANCE SHEET (Ending)
Total Assets	$227,952	$148,682	$138,747	$139,316	NA	53%		NM		$227,952	NA	NM
Loans (a)	201,116	131,712	123,923	121,921	$133,828	53		50%		201,116	$133,828	50%
Core Deposits (b)	154,986	80,466	81,392	75,850	NA	93		NM		154,986	NA	NM
Total Deposits	180,727	80,339	91,478	86,162	NA	125		NM		180,727	NA	NM

SELECTED BALANCE SHEET (Average)
Total Assets	$227,716	$146,693	$139,727	$150,431	$155,247	55		47		$171,585	$146,425	17
Loans (c)	198,244	128,225	121,357	127,830	127,601	55		55		149,454	118,364	26
Core Deposits (b)	159,197	85,263	79,801	79,041	85,059	87		87		108,274	80,478	35
Total Deposits	183,921	93,967	88,788	88,187	94,563	96		94		122,451	90,334	36
Equity	13,050	5,005	5,177	4,592	4,422	161		195		7,764	4,095	90

Headcount	60,691	30,480	31,377	32,278	32,271	99		88

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$219	$80	$85	$104	$92	174		138		$384	$277	39
Nonperforming Loans	1,308	519	546	569	592	152		121		1,308	592	121
Nonperforming Assets	1,557	693	736	775	783	125		99		1,557	783	99
Allowance for Loan Losses	1,764	1,061	1,063	1,094	1,126	66		57		1,764	1,126	57

Net Charge-off Rate (c)	0.47%	0.29%	0.32%	0.39%	0.37%	18	bp	10	bp	0.38%	0.40%	(2	)bp
Allowance for Loan Losses to Ending Loans (a)	0.94	0.90	0.97	1.04	1.12	4		(18)		0.94	1.12	(18)
Allowance for Loan Losses to Nonperforming Loans (d)	143	223	214	209	201	(8,000)		(5,800)		143	201	(5,800)
Nonperforming Loans to Total Loans	0.65	0.39	0.44	0.47	0.44	26		21		0.65	0.44	21

(a)
End of period loans include loans held for sale of $12,816 million, $14,217 million, $14,334 million, $17,105 million and $32,857 million at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(b)	Includes demand and savings deposits.
(c)
Average loans include loans held for sale of $14,479 million, $15,638 million, $15,311 million, $21,633 million and $30,178 million at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. The year-to-date average loans held for sale are $15,140 million and $26,683 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rate.

(d)
Nonperforming loans include loans held for sale of $74 million, $44 million, $50 million, $45 million and $33 million at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION & SERVICING
Production	$168	$186	$178	$318	$25	(10)%		NM		$532	$1,021	(48)%
Servicing:
Mortgage Servicing Revenue, net of amortization	134	193	155	141	168	(31)		(20)%		482	312	54
MSR, net of hedging	153	86	61	(6)	89	78		72		300	790	(62)

Total Revenue	455	465	394	453	282	(2)		61		1,314	2,123	(38)
Noninterest Expense	296	264	289	311	293	12		1		849	813	4
Operating Earnings	103	128	65	90	(9)	(20)		NM		296	828	(64)

CONSUMER REAL ESTATE LENDING
Net Revenue	$704	$512	$435	$418	$404	38		74		$1,651	$1,055	56
Provision for Credit Losses	65	38	(9)	13	61	71		7		94	227	(59)
Noninterest Expense	264	172	203	176	156	53		69		639	430	49
Operating Earnings	237	193	156	148	124	23		91		586	266	120

TOTAL HOME FINANCE
Total Revenue	1,159	977	829	871	686	19		69		2,965	3,178	(7)
Provision for Credit Losses	65	38	(9)	13	61	71		7		94	227	(59)
Noninterest Expense	560	436	492	487	449	28		25		1,488	1,243	20
Operating Earnings	340	321	221	238	115	6		196		882	1,094	(19)

Origination Volume by Channel (in billions)
Retail	$19.7	$20.8	$15.2	$16.6	$29.7	(5)		(34)		$55.7	$74.2	(25)
Wholesale	11.6	15.7	9.5	11.1	22.8	(26)		(49)		36.8	54.5	(32)
Correspondent	5.4	7.9	5.3	9.3	15.5	(32)		(65)		18.6	35.2	(47)
Correspondent Negotiated Transactions	11.3	12.5	7.7	14.0	25.7	(10)		(56)		31.5	69.3	(55)

Total	48.0	56.9	37.7	51.0	93.7	(16)		(49)		142.6	233.2	(39)

Origination Volume by Business (in billions)
Mortgage	$34.1	$47.1	$31.0	$43.7	$86.3	(28)		(60)		$112.2	$215.8	(48)
Home Equity	13.9	9.8	6.7	7.3	7.4	42		88		30.4	17.4	75

Total	48.0	56.9	37.7	51.0	93.7	(16)		(49)		142.6	233.2	(39)

Business Metrics (in billions)
Loans Serviced (Ending)	$553.5	$492.5	$475.0	$470.0	$454.9	12		22		$553.5	$454.9	22
MSR Net Carrying Value (Ending)	5.2	5.7	4.2	4.8	4.0	(9)		30		5.2	4.0	30
End of Period Loans Owned
Mortgage Loans Held for Sale	9.5	13.6	12.8	15.9	31.4	(30)		(70)		9.5	31.4	(70)
Mortgage Loans Retained	46.5	40.5	36.5	34.5	33.6	15		38		46.5	33.6	38
Home Equity and Other Loans	67.3	29.8	26.3	24.1	21.6	126		212		67.3	21.6	212

Total End of Period Loans Owned	123.3	83.9	75.6	74.5	86.6	47		42		123.3	86.6	42
Average Loans Owned
Mortgage Loans Held for Sale	10.9	14.6	12.9	20.0	28.5	(25)		(62)		12.9	24.9	(48)
Mortgage Loans Retained	44.0	38.2	35.8	38.2	32.8	15		34		40.2	29.2	38
Home Equity and Other Loans	66.2	27.0	24.1	21.9	20.1	145		229		38.8	18.9	105

Total Average Loans Owned (a)	121.1	79.8	72.8	80.1	81.4	52		49		91.9	73.0	26
Overhead Ratio	48%	45%	59%	56%	65%	300	bp	(1,700	)bp	50%	39%	1,100	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.50%	1.18%	1.32%	1.81%	2.05%	32		(55)		1.50%	2.05%	(55)
Net Charge-offs
Mortgage	$6	$5	$3	$8	$4	20%		50%		$14	$18	(22)%
Home Equity and Other Loans	57	23	25	29	26	148		119		105	80	31

Total Net Charge-offs	63	28	28	37	30	125		110		119	98	21
Net Charge-off Rate
Mortgage	0.05%	0.05%	0.03%	0.08%	0.05%	–	bp	–	bp	0.05%	0.08%	(3	)bp
Home Equity and Other Loans	0.34	0.34	0.42	0.53	0.51	—		(17)		0.36	0.57	(21)
Total Net Charge-off Rate (a)	0.23	0.17	0.19	0.24	0.22	6		1		0.20	0.27	(7)
Nonperforming Assets	$997	$468	$516	$546	$542	113%		84%		$997	$542	84%

(a)	Excludes mortgage loans held for sale.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Net Revenue	$2,076	$615	$589	$615	$599	238%		247%		$3,280	$1,807	82%
Provision for Credit Losses	79	20	27	18	36	295		119		126	58	117
Noninterest Expense	1,379	593	647	581	541	133		155		2,619	1,778	47
Operating Earnings	377	2	(49)	12	14	NM		NM		330	(16)	NM

Business Metrics (in billions)
End of Period Balances
Small Business Loans	$12.4	$2.2	$2.2	$2.2	$2.1	464		490		$12.4	$2.1	490
Consumer and Other Loans	2.3	1.9	2.0	2.0	2.3	21		—		2.3	2.3	—

Total Loans	14.7	4.1	4.2	4.2	4.4	259		234		14.7	4.4	234
Core Deposits	144.9	70.1	69.5	66.4	66.8	107		117		144.9	66.8	117
Total Deposits	176.6	79.9	79.6	76.7	75.9	121		133		176.6	75.9	133
Average Balances
Small Business Loans	12.4	2.2	2.2	2.1	2.1	464		490		5.1	2.1	143
Consumer and Other Loans	2.3	1.9	2.0	2.0	2.0	21		15		2.6	2.0	30

Total Loans	14.7	4.1	4.2	4.1	4.1	259		259		7.7	4.1	88
Core Deposits	148.2	72.5	70.3	67.4	65.8	104		125		97.2	64.0	52
Total Deposits	172.9	81.1	79.2	76.5	75.2	113		130		111.3	73.7	51

Number of
Branches	2,467	569	564	561	560	1,898		1,907		2,467	560	1,907
ATMs	6,587	1,921	1,927	1,931	1,954	4,666		4,633		6,587	1,954	4,633
Personal Bankers	5,341	1,744	1,807	1,820	1,760	3,597		3,581		5,341	1,760	3,581
Personal Checking Accounts (in thousands)	7,222	1,982	1,984	1,984	2,007	5,240		5,215		7,222	2,007	5,215
Business Checking Accounts (in thousands)	891	352	350	347	348	539		543		891	348	543
Online Customers (in thousands)	6,084	NA	NA	NA	NA	NM		NM		6,084	NA	NM
Debit Cards Issued (in thousands)	8,282	2,430	2,368	2,380	2,381	5,852		5,901		8,282	2,381	5,901
Overhead Ratio	66%	96%	110%	94%	90%	(3,000	)bp	(2,400	)bp	80%	98%	(1,800	bp)

Retail Brokerage Business Metrics
Investment Sales Volume	$2,563	$1,047	$944	$924	$857	145%		199%		$4,554	$2,655	72%
Number of Dedicated Investment Sales Representatives	1,393	390	377	349	346	257		303		1,393	346	303

Credit Quality Statistics
Net Charge-offs
Small Business	$24	$12	$9	$8	$9	100		167		$45	$27	67
Consumer and Other Loans	36	9	8	16	10	300		260		53	24	121

Total Net Charge-Offs	60	21	17	24	19	186		216		98	51	92
Net Charge-off Rate
Small Business	0.77%	2.19%	1.65%	1.51%	1.70%	(142	)bp	(93	)bp	1.18%	1.72%	(54	)bp
Consumer and Other Loans	6.23	1.91	1.61	3.17	1.98	432		425		2.72	1.60	112
Total Net Charge-Off Rate	1.62	2.06	1.63	2.32	1.84	(44)		(22)		1.70	1.66	4
Nonperforming Assets	$313	$85	$80	$72	$91	268%		244%		$313	$91	244%

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
RETAIL BUSINESSES
AUTO FINANCE
Net Revenue	$397	$218	$166	$207	$216	82%		84%		$781	$635	23%
Provision for Credit Losses	95	20	36	41	61	375		56		151	164	(8)
Noninterest Expense	163	80	81	77	74	104		120		324	214	51
Operating Earnings	85	71	30	53	49	20		73		186	153	22

Business Metrics (in billions)
End of Period Loans and Lease Receivables
Loans Outstanding	$53.7	$34.9	$34.9	$33.7	$33.0	54		63		$53.7	$33.0	63
Lease Receivables	8.9	8.6	9.1	9.5	9.8	3		(9)		8.9	9.8	(9)

Total End of Period Loans and Lease Receivables	62.6	43.5	44.0	43.2	42.8	44		46		62.6	42.8	46
Average Loans and Lease Receivables
Loans Outstanding (Average)(a)	52.9	35.2	35.0	33.9	32.2	50		64		$41.1	$31.4	31
Lease Receivables (Average)	9.2	8.9	9.3	9.6	9.9	3		(7)		9.1	9.8	(7)

Total Average Loans and Lease Receivables(a)	62.1	44.1	44.3	43.5	42.1	41		48		50.2	41.2	22
Overhead Ratio	41%	37%	49%	37%	34%	400	bp	700	bp	41%	34%	700	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.38%	1.04%	1.05%	1.42%	1.12%	34		26		1.38%	1.12%	26
Net Charge-offs
Loans	$83	$23	$28	$33	$32	261%		159%		$134	$97	38%
Lease Receivables	13	8	12	10	11	63		18		33	31	6

Total Net Charge-offs	96	31	40	43	43	210		123		167	128	30
Net Charge-off Rate
Loans (a)	0.65%	0.27%	0.35%	0.41%	0.42%	38	bp	23	bp	0.46%	0.44%	2	bp
Lease Receivables	0.56	0.36	0.52	0.41	0.44	20		12		0.48	0.42	6
Total Net Charge-off Rate (a)	0.64	0.29	0.38	0.41	0.42	35		22		0.46	0.43	3
Nonperforming assets	$247	$140	$140	$157	$150	76%		65%		$247	$150	65%

INSURANCE
Net Revenue	$168	$25	$27	$29	$28	NM		500		$220	$86	156
Noninterest Expense	136	22	21	25	22	NM		NM		179	67	167
Operating Earnings	20	2	4	2	3	NM		NM		26	11	136
Memo:
Consolidated Gross Insurance-Related Revenue(b)	429	165	176	159	146	160		194		770	452	70

Business Metrics — Ending Balances
Invested Assets	$7,489	$1,729	$1,710	$1,559	$1,458	333		414		$7,489	$1,458	414
Policy Loans	398	—	—	—	—	NM		NM		398	—	NM
Insurance Policy and Claims Reserves	7,477	1,255	1,193	1,096	1,019	496		NM		7,477	1,019	NM
Term Life Premiums — First Year Annualized	15	—	—	—	—	NM		NM		15	—	NM
Policies in Force — Direct / Assumed	2,633	608	622	631	655	333		302		2,633	655	302
Insurance in Force — Direct / Assumed	274,390	33,772	33,161	31,992	32,434	NM		NM		274,390	32,434	NM
Insurance in Force — Retained	76,727	33,772	33,161	31,992	32,434	127		137		76,727	32,434	137
Proprietary Annuity Sales	39	58	76	80	127	(33)		(69)		173	468	(63)
A.M. Best Rating	A	A	A	A	A					A	A

(a)
Average loans include loans held for sale of $2.2 billion, $1.1 billion, $2.4 billion, $1.6 billion and $1.7 billion at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. The year-to-date average loans held for sale are $1.9 billion and $1.8 billion for 2004 and 2003, respectively. These amounts are not included in the net charge-off rate.

(b)	Includes revenue reported in the results of other businesses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$26	$25	$24	$26	$25	4%		4%		75	$82	(9)%
Credit Card Income	784	271	238	271	236	189		232		1,293	659	96
Other Income	44	20	22	23	13	120		238		86	31	177

Subtotal	854	316	284	320	274	170		212		1,454	772	88
Net Interest Income	2,917	1,271	1,273	1,295	1,291	130		126		5,461	3,757	45

TOTAL NET REVENUE	3,771	1,587	1,557	1,615	1,565	138		141		6,915	4,529	53

Managed Provision for Credit Losses	1,662	748	706	792	705	122		136		3,116	2,112	48

NONINTEREST EXPENSE
Compensation Expense	317	150	156	144	149	111		113		623	438	42
Noncompensation Expense	926	353	381	345	337	162		175		1,660	991	68
Amortization of Intangibles	194	62	62	65	65	213		198		318	195	63

TOTAL NONINTEREST EXPENSE	1,437	565	599	554	551	154		161		2,601	1,624	60

Operating Earnings Before Income Tax Expense	672	274	252	269	309	145		117		1,198	793	51
Income Tax Expense	251	98	90	96	110	156		128		439	283	55

OPERATING EARNINGS	$421	$176	$162	$173	$199	139		112		$759	$510	49

Memo: Net Securitization Gains (Amortization)	$(2)	$(4)	$(2)	$4	$1	50		NM		$(8)	$(3)	(167)

FINANCIAL METRICS
ROE	14%	21%	19%	20%	23%	(700	)bp	(900	)bp	16%	20%	(400	)bp
Overhead Ratio	38	36	38	34	35	200		300		38	36	200
% of Average Managed Outstandings:
Net Interest Income	8.90	9.98	9.95	10.08	10.09	(108)		(119)		9.37	9.90	(53)
Managed Provision for Credit Losses	5.07	5.88	5.52	6.17	5.51	(81)		(44)		5.35	5.57	(22)
Noninterest Income	2.61	2.48	2.22	2.49	2.14	13		47		2.49	2.04	45
Risk Adjusted Margin	6.44	6.59	6.65	6.41	6.72	(15)		(28)		6.52	6.37	15
Noninterest Expense	4.39	4.44	4.68	4.31	4.31	(5)		8		4.46	4.28	18
Pre-tax Income	2.05	2.15	1.97	2.09	2.41	(10)		(36)		2.05	2.09	(4)
Operating Earnings	1.28	1.38	1.27	1.35	1.55	(10)		(27)		1.30	1.34	(4)

BUSINESS METRICS
Charge Volume (in billions)	$73.3	$23.5	$21.5	$23.5	$22.5	212%		226%		$118.3	$64.7	83%
Net Accounts Opened (in thousands) (a)	2,755	1,013	1,026	1,024	1,080	172		155		4,794	3,153	52
Credit Cards Issued (in thousands)	95,946	35,529	35,239	35,103	34,649	170		177		95,946	34,649	177
Number of Registered Internet Customers (in millions)	12.4	4.5	4.1	3.7	3.3	176		276		12.4	3.3	276

Merchant Acquiring Business
Bank Card Volume (in billions)	$123.5	$71.8	$65.0	$73.1	$66.8	72		85		$260.3	$188.1	38
Total Transactions (in millions)	3,972	1,875	1,757	1,967	1,845	112		115		7,604	5,187	47

(a)	Net accounts opened includes originations, purchases and sales.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheet	$60,241	$17,182	$16,639	$17,426	$16,612	251%		263%		$60,241	$16,612	263%
Securitized Loans	71,256	34,138	34,478	34,856	34,315	109		108		71,256	34,315	108

Managed Loans	$131,497	$51,320	$51,117	$52,282	$50,927	156		158		$131,497	$50,927	158

SELECTED AVERAGE BALANCES
Managed Assets	$136,753	$51,510	$51,749	$51,482	$51,442	165		166		$80,211	$51,380	56
Loans:
Loans on Balance Sheet	$59,386	$17,155	$17,037	$16,442	$17,249	246		244		$31,296	$17,995	74
Securitized Loans	70,980	34,052	34,425	34,504	33,527	108		112		46,575	32,720	42

Managed Loans	$130,366	$51,207	$51,462	$50,946	$50,776	155		157		$77,871	$50,715	54

Equity	11,800	3,346	3,392	3,403	3,422	253		245		6,200	3,453	80

Headcount	20,473	9,975	10,838	10,612	10,575	105%		94%

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,598	$745	$743	$741	$748	114		114		$3,086	$2,255	37
Net Charge-off Rate	4.88%	5.85%	5.81%	5.77%	5.84%	(97	)bp	(96	)bp	5.29%	5.94%	(65	)bp

Delinquency ratios
30+ days	3.81%	4.26%	4.41%	4.68%	4.62%	(45)		(81)		3.81%	4.62%	(81)
90+ days	1.75	1.94	2.15	2.19	2.08	(19)		(33)		1.75	2.08	(33)
Allowance for Loan Losses	$2,273	$1,191	$1,188	$1,225	$1,175	91%		93%		$2,273	$1,175	93%
Allowance for Loan Losses to Period-end Loans (a)	3.77%	6.93%	7.14%	7.03%	7.07%	(316	)bp	(330	)bp	3.77%	7.07%	(330	)bp

(a)
The heritage Bank One seller’s interest was decertificated effective July 1, 2004, and is reported in Loans on the Balance Sheet. As a result, the Allowance for Loan Losses to Period-end Loans ratio for the third quarter 2004 declined as the remaining portion of the decertificated seller’s interest is recorded at fair value without a corresponding allowance for loan loss at September 30, 2004.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

		Heritage JPMC Only				3QTR 2004			H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change		Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003	2004	2003	2003
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,632	$578	$564	$639	$599	182%	172%	$2,774	$1,670	66%
Securitization Adjustments	(848)	(307)	(326)	(368)	(363)	(176)	(134)	(1,481)	(1,011)	(46)

Managed Credit Card Income	$784	$271	$238	$271	$236	189	232	$1,293	$659	96

Other Income
Reported Data for the Period	$47	$65	$61	$52	$27	(28)	74	$173	$73	137
Securitization Adjustments	(3)	(45)	(39)	(29)	(14)	93	79	(87)	(42)	(107)

Managed Other Income	$44	$20	$22	$23	$13	120	238	$86	$31	177

Net Interest Income
Reported Data for the Period	$1,138	$433	$435	$436	$443	163	157	$2,006	$1,296	55
Securitization Adjustments	1,779	838	838	859	848	112	110	3,455	2,461	40

Managed Net Interest Income	$2,917	$1,271	$1,273	$1,295	$1,291	130	126	$5,461	$3,757	45

Total Net Revenue (b)
Reported Data for the Period	$2,843	$1,101	$1,084	$1,153	$1,094	158	160	$5,028	$3,121	61
Securitization Adjustments	928	486	473	462	471	91	97	1,887	1,408	34

Managed Total Net Revenue	$3,771	$1,587	$1,557	$1,615	$1,565	138	141	$6,915	$4,529	53

Provision for Credit Losses
Reported Data for the Period	$734	$262	$233	$330	$234	180	214	$1,229	$704	75
Securitization Adjustments	928	486	473	462	471	91	97	1,887	1,408	34

Managed Provision for Credit Losses	$1,662	$748	$706	$792	$705	122	136	$3,116	$2,112	48

BALANCE SHEET — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$67,718	$18,484	$18,392	$18,037	$18,945	266	257	$34,984	$19,379	81
Securitization Adjustments	69,035	33,026	33,357	33,445	32,497	109	112	45,227	32,001	41

Managed Average Assets	$136,753	$51,510	$51,749	$51,482	$51,442	165	166	$80,211	$51,380	56

CREDIT QUALITY STATISTICS
Net Charge-offs
Reported Net Charge-offs Data for the period	$670	$259	$270	$279	$277	159	142	$1,199	$847	42
Securitization Adjustments	928	486	473	462	471	91	97	1,887	1,408	34

Managed Net Charge-offs	$1,598	$745	$743	$741	$748	114	114	$3,086	$2,255	37

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statement of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$162	$67	$65	$69	$82	142%		98%		$294	$232	27%
Asset Management, Administration and Commissions	12	4	4	4	5	200		140		20	15	33
Other Income (a)	51	29	26	27	14	76		264		106	46	130

Subtotal	225	100	95	100	101	125		123		420	293	43
Net Interest Income	608	234	227	240	240	160		153		1,069	719	49

TOTAL NET REVENUE	833	334	322	340	341	149		144		1,489	1,012	47

Provision for Credit Losses	14	19	(13)	(10)	21	(26)		(33)		20	16	25
NONINTEREST EXPENSE
Compensation Expense	176	65	71	66	82	171		115		312	219	42
Noncompensation Expense	286	138	138	131	130	107		120		562	403	39
Amortization of Intangibles	18	—	—	—	1	NM		NM		18	3	500

TOTAL NONINTEREST EXPENSE	480	203	209	197	213	136		125		892	625	43

Operating Earnings Before Income Tax Expense	339	112	126	153	107	203		217		577	371	56
Income Tax Expense (Benefit)	124	47	52	64	44	164		182		223	153	46

OPERATING EARNINGS	$215	$65	$74	$89	$63	231		241		$354	$218	62

MEMO:
Revenue Lending	$310	$86	$84	$95	$97	260		220		$480	$301	59
Treasury & Securities Services	499	221	219	220	235	126		112		939	676	39
Investment Banking	24	20	15	28	12	20		100		59	38	55
Other	—	7	4	(3)	(3)	NM		NM		11	(3)	NM

Total Commercial Banking Revenue	$833	$334	$322	$340	$341	149		144		$1,489	$1,012	47

FINANCIAL RATIOS
ROE	25%	35%	37%	38%	24%	(1,000)	bp	100	bp	29%	26%	300	bp
ROA	1.53	1.51	1.83	2.22	1.49	2		4		1.58	1.75	(17)
Overhead Ratio	58	61	65	58	62	(300)		(400)		60	62	(200)

SELECTED BALANCE SHEET (Average)
Total Assets	$55,957	$17,281	$16,239	$15,875	$16,775	224%		234%		$29,921	$16,658	80%
Loans and Leases	50,324	14,717	13,764	13,400	14,256	242		253		26,356	14,269	85
Deposits	64,796	38,058	36,596	34,005	33,728	70		92		46,550	32,501	43
Equity	3,400	747	795	928	1,050	355		224		1,654	1,103	50

Headcount	4,595	1,690	1,701	1,730	1,784	172		158

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(13)	$30	$(1)	$5	$30	NM		NM		$16	$71	(77)
Nonperforming Loans	579	132	165	123	156	339		271		579	156	271
Allowance for Loan Losses	1,350	107	111	122	142	NM		NM		1,350	142	NM
Allowance for Lending Related Commitments	164	24	28	26	28	NM		486		164	28	486
Net Charge-off Rate	(0.10)%	0.82%	(0.03)%	0.15%	0.83%	(92)	bp	(93)	bp	0.08%	0.67%	(59)	bp
Allowance for Loan Losses to Average Loans	2.68	0.73	0.81	0.91	1.00	195		168		5.12	1.00	412
Allowance for Loan Losses to Nonperforming Loans	233	81	67	99	91	NM		NM		233	91	NM
Nonperforming Loans to Average Loans	1.15	0.90	1.20	0.92	1.09	25		6		2.20	1.09	111

(a)	Investment Bank-related revenues are included in Other Income.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$218	$111	$118	$115	$120	96%		82%		$447	$355	26%
Asset Management, Administration and Commissions	600	633	582	518	484	(5)		24		1,815	1,385	31
Other Income	103	98	69	111	61	5		69		270	177	53

Subtotal	921	842	769	744	665	9		38		2,532	1,917	32
Net Interest Income	418	251	243	236	241	67		73		912	711	28

TOTAL NET REVENUE	1,339	1,093	1,012	980	906	23		48		3,444	2,628	31

Provision for Credit Losses	—	3	1	—	(1)	NM		NM		4	1	300
Credit Reimbursement to IB (a)	(43)	(2)	(2)	5	10	NM		NM		(47)	31	NM

NONINTEREST EXPENSE
Compensation Expense	472	347	339	330	310	36		52		1,158	927	25
Noncompensation Expense	654	582	512	463	433	12		51		1,748	1,282	36
Amortization of Intangibles	30	15	16	8	6	100		400		61	18	239

TOTAL NONINTEREST EXPENSE	1,156	944	867	801	749	22		54		2,967	2,227	33

Operating Earnings before Income Tax Expense	140	144	142	184	168	(3)		(17)		426	431	(1)
Income Tax Expense (Benefit)	44	43	44	61	53	2		(17)		131	132	(1)

OPERATING EARNINGS	$96	$101	$98	$123	$115	(5)		(17)		$295	$299	(1)

REVENUE BY BUSINESS
Treasury Services (b)	$629	$366	$357	$311	$303	72		108		$1,352	$889	52
Investor Services	404	453	398	380	370	(11)		9		1,255	1,068	18
Institutional Trust Services	306	274	257	289	233	12		31		837	671	25

TOTAL NET REVENUE	$1,339	$1,093	$1,012	$980	$906	23		48		$3,444	$2,628	31

MEMO
Treasury Services Firmwide Revenue (b)	$1,205	$617	$605	$561	$570	95		111		$2,427	$1,653	47
Treasury & Securities Services Firmwide Revenue (b)	1,915	1,344	1,260	1,230	1,173	42		63		4,519	3,392	33

FINANCIAL RATIOS
ROE	20%	13%	12%	18%	17%	700	bp	300	bp	14%	15%	(100	)bp
Overhead Ratio	86	86	86	82	83	—		300		86	85	100

BUSINESS METRICS
Assets under Custody (in billions)	$8,261	$7,980	$8,001	$7,597	$6,926	4%		19%

SELECTED BALANCE SHEET (Average)
Total Assets	$24,831	$21,040	$19,241	$20,015	$17,564	18		41		$21,715	$17,828	22%
Loans	8,457	6,783	6,137	6,246	6,412	25		32		7,131	5,929	20
Deposits U.S. Deposits	90,466	73,795	65,813	60,249	58,061	23		56		76,742	52,049	47
Non-U.S. Deposits	48,234	43,118	39,932	35,575	34,714	12		39		43,778	34,162	28

Total Deposits	138,700	116,913	105,745	95,824	92,775	19		50		120,520	86,211	40
Equity	1,900	3,203	3,189	2,741	2,627	(41)		(28)		2,761	2,737	1

Headcount	22,246	15,023	15,341	15,145	14,784	48		50

(a)
Management has charged T&SS a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the IB credit portfolio on behalf of clients shared with T&SS.

(b)
T&SS and TS firmwide revenues include TS revenues recorded in certain other lines of business. Revenues associated with Treasury Services customers who are also customers of Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business are reported in these other lines of business and are excluded from Treasury Services as follows:

						3QTR 2004				YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change		Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003	2004	2003	2003
Treasury Services Revenue Reported in Commercial Banking	$499	$221	$219	$220	$235	126%	112%	$939	$676	39%
Treasury Services Revenue Reported in Other Lines of Business	77	30	29	30	32	157	141	136	88	55

Note: Foreign exchange revenues are apportioned between T&SS and the Investment Bank, and only T&SS’s share is included in T&SS Firmwide Revenue.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$10	$4	$4	$5	$5	150%		100%		$18	$14	29%
Asset Management, Administration and Commissions	859	657	672	629	585	31		47		2,188	1,629	34
Other Income	55	50	50	87	49	10		12		155	118	31

Subtotal	924	711	726	721	639	30		45		2,361	1,761	34
Net Interest Income	269	117	122	124	121	130		122		508	364	40

TOTAL NET REVENUE	1,193	828	848	845	760	44		57		2,869	2,125	35

Provision for Credit Losses	1	(4)	10	36	(7)	NM		NM		7	(1)	NM

NONINTEREST EXPENSE
Compensation Expense	452	343	325	309	320	32		41		1,120	904	24
Noncompensation Expense	409	335	322	337	313	22		31		1,066	928	15
Amortization of Intangibles	23	3	2	2	2	NM		NM		28	6	367

TOTAL NONINTEREST EXPENSE	884	681	649	648	635	30		39		2,214	1,838	20

Operating Earnings before Income Tax Expense	308	151	189	161	132	104		133		648	288	125
Income Tax Expense (Benefit)	111	52	67	55	47	113		136		230	107	115

OPERATING EARNINGS	$197	$99	$122	$106	$85	99		132		$418	$181	131

FINANCIAL RATIOS
ROE	33%	7%	9%	8%	6%	2,600	bp	2,700	bp	13%	4%	900	bp
Overhead Ratio	74	82	77	77	84	(800)		(1,000)		77	86	(900)

REVENUE BY CLIENT SEGMENT
Institutional	$287	$200	$211	$200	$181	44%		59%		$698	$523	33%
Private Bank	383	368	376	384	364	4		5		1,127	1,053	7
Private Client Services	251	19	20	19	20	NM		NM		290	59	392
Retail	272	241	241	242	195	13		39		754	490	54

Total Net Revenue	$1,193	$828	$848	$845	$760	44		57		$2,869	$2,125	35

SELECTED BALANCE SHEET (Average)
Total Assets	$39,882	$35,083	$35,295	$34,141	$33,290	14		20		$36,765	$33,657	9
Loans	25,408	17,620	17,097	16,816	16,237	44		56		20,061	16,632	21
Deposits	38,520	23,667	22,756	21,310	20,514	63		88		28,351	19,891	43
Equity	2,400	5,370	5,471	5,467	5,539	(55)		(57)		4,406	5,521	(20)

Headcount	12,368	8,690	8,554	8,520	8,476	42		46

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$6	$6	$55	$1	$(2)	—		NM		$67	$8	NM
Nonperforming Loans	125	102	115	173	122	23		2		125	122	2
Allowance for Loan Losses	241	76	86	130	92	217		162		241	92	162
Allowance for Lending Related Commitments	5	2	3	4	4	150		25		5	4	25

Net Charge-off Rate	0.09%	0.14%	1.29%	0.02%	(0.05)%	(5)	bp	14	bp	0.45%	0.06%	39	bp
Allowance for Loan Losses to Average Loans	0.95	0.43	0.50	0.77	0.57	52		38		1.20	0.55	65
Allowance for Loan Losses to Nonperforming Loans	193	75	75	75	75	11,800		11,800		193	75	11,800
Nonperforming Loans to Average Loans	0.49	0.58	0.67	1.03	0.75	(9)		(26)		0.62	0.73	(11)

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ranking data)

		Heritage JPMC Only				3QTR 2004			H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change		Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003	2004	2003	2003
Asset Class
Liquidity	$210	$152	$159	$156	$145	38%	45%	$210	$145	45%
Fixed Income	174	117	120	118	121	49	44	174	121	44
Equities, Balanced and Other	351	306	310	287	264	15	33	351	264	33

Assets under Management	735	575	589	561	530	28	39	735	530	39
Custody / Brokerage / Administration / Deposits	434	221	216	203	198	96	119	434	198	119

Total Assets under Supervision	$1,169	$796	$805	$764	$728	47	61	$1,169	$728	61

Client Segment
Institutional
Assets under Management	$426	$328	$335	$322	$309	30	38	$426	$309	38
Custody / Brokerage / Administration / Deposits	170	—	—	—	—	NM	NM	170	—	NM

Assets under Supervision	596	328	335	322	309	82	93	596	309	93
Private Bank
Assets under Management	136	139	141	138	132	(2)	3	136	132	3
Custody / Brokerage / Administration / Deposits	143	138	135	128	127	4	13	143	127	13

Assets under Supervision	279	277	276	266	259	1	8	279	259	8
Private Client Services
Assets under Management	51	7	7	8	7	NM	NM	51	7	NM
Custody / Brokerage / Administration / Deposits	40	3	3	4	5	NM	NM	40	5	NM

Assets under Supervision	91	10	10	12	12	NM	NM	91	12	NM
Retail
Assets under Management	122	101	106	93	82	21	49	122	82	49
Custody / Brokerage / Administration / Deposits	81	80	78	71	66	1	23	81	66	23

Assets under Supervision	203	181	184	164	148	12	37	203	148	37

Total Assets under Supervision	$1,169	$796	$805	$764	$728	47	61	$1,169	$728	61

Geographic Region
Americas
Assets under Management	$531	$370	$377	$365	$355	44	50	$531	$355	50
Custody / Brokerage / Administration / Deposits	404	189	186	168	164	114	146	404	164	146

Assets under Supervision	935	559	563	533	519	67	80	935	519	80
International
Assets under Management	204	205	212	196	176	—	16	204	176	16
Custody / Brokerage / Administration / Deposits	30	32	30	35	33	(6)	(9)	30	33	(9)

Assets under Supervision	234	237	242	231	209	(1)	12	234	209	12

Total Assets under Supervision	$1,169	$796	$805	$764	$728	47	61	$1,169	$728	61

Memo:
Mutual Funds Assets	$308	$221	$237	$213	$203	39	52	$308	$203	52

Star Rankings: (a)
% of Customer Assets in Funds Ranked 4 or Better	56%	48%	49%	48%	51%
% of Customer Assets in Funds Ranked 3 or Better	80%	78%	74%	69%	73%

Assets Under Supervision Rollforward
Beginning Balance	$796	$805	$764	$728	$702	(1)%	13%	$764	$642	19%
Net Asset Flows	(7)	(1)	15	(2)	4	NM	NM	7	(14)	NM
Market / Other Impact (b)	380	(8)	26	38	22	NM	NM	398	100	298

Ending Balance	$1,169	$796	$805	$764	$728	47	61	$1,169	$728	61

(a)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(b)	Market/Other Impact includes the acquisition of Bank One in the third quarter of 2004.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

		Heritage JPMC Only				3QTR 2004			H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change		Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003	2004	2003	2003
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$347	$436	$419	$168	$349	(20)%	(1)%	$1,202	$863	39%
Other Income	67	63	8	54	81	6	(17)	138	160	(14)

Subtotal	414	499	427	222	430	(17)	(4)	1,340	1,023	31
Net Interest Income	(500)	2	(57)	(54)	(72)	NM	NM	(555)	(123)	(351)

TOTAL NET REVENUE	(86)	501	370	168	358	NM	NM	785	900	(13)

Provision for Credit Losses	(1)	(27)	(82)	(48)	(1)	96	—	(110)	172	NM

Noninterest Expense
Compensation Expense	786	462	516	395	433	70	82	1,764	1,498	18
Noncompensation Expense	1,146	857	870	811	771	34	49	2,873	2,405	19
Net Expenses Allocated to Other Businesses	(1,426)	(1,186)	(1,184)	(1,119)	(1,132)	(20)	(26)	(3,796)	(3,461)	(10)

TOTAL NONINTEREST EXPENSE	506	133	202	87	72	280	NM	841	442	90

Operating Earnings before Income Tax Expense	(591)	395	250	129	287	NM	NM	54	286	(81)
Income Tax Expense (Benefit)	(372)	70	(1)	(130)	(5)	NM	NM	(303)	(123)	(146)

OPERATING EARNINGS	$(219)	$325	$251	$259	$292	NM	NM	$357	$409	(13)

SELECTED AVERAGE BALANCE SHEET
Short-term Investments (a)	$26,432	$9,903	$2,592	$4,614	$10,108	167	161	$13,025	$3,894	234
Investment Portfolio (b)	71,050	56,342	56,755	53,270	58,774	26	21	61,418	66,955	(8)
Goodwill (d)	42,958	342	346	355	338	NM	NM	14,652	272	NM
Total Assets	204,883	125,122	120,272	98,274	105,693	64	94	150,293	106,457	41

Headcount	24,482	12,928	13,261	13,391	13,571	89	80

TREASURY
Securities Gains (Losses) (c)	$109	$41	$120	$6	$229	166	(52)	$270	$993	(73)

Investment Portfolio (Average)	$65,508	$51,509	$50,580	$47,077	$52,548	27	25

(a)	Represents federal funds sold, securities borrowed, trading assets — debt and equity instruments and trading assets — derivative receivables.
(b)	Represents investment securities and private equity investments.
(c)	Excludes gains/losses on securities used to manage risk associated with mortgage servicing rights.
(d)	Goodwill amounts prior to September 30, 2004 represents the historical goodwill allocated to the Corporate line of business.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

		Heritage JPMC Only				3QTR 2004			H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change		Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003	2004	2003	2003
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$277	$402	$302	$202	$134	(31)%	107%	$981	$333	195%
Write-ups / Write-downs	(31)	(27)	(23)	(52)	1	(15)	NM	(81)	(352)	77
Mark-to-Market Gains (Losses)	(27)	(1)	25	48	26	NM	NM	(3)	167	NM

Total Direct Investments	219	374	304	198	161	(41)	36	897	148	NM
Third-Party Fund Investments	16	18	(8)	(39)	(41)	(11)	NM	26	(280)	NM

Total Private Equity Gains (Losses)	235	392	296	159	120	(40)	96	923	(132)	NM
Other Income	14	11	12	11	12	27	17	37	36	3
Net Interest Income	(89)	(53)	(59)	(64)	(61)	(68)	(46)	(201)	(200)	—

Total Net Revenue	160	350	249	106	71	(54)	125	759	(296)	NM
Total Noninterest Expense	73	67	69	71	63	9	16	209	197	6

Operating Earnings before Income Tax Expense	87	283	180	35	8	(69)	NM	550	(493)	NM
Income Tax Expense (Benefit)	27	96	64	12	2	(72)	NM	187	(180)	NM

OPERATING EARNINGS	$60	$187	$116	$23	$6	(68)	NM	$363	$(313)	NM

Private Equity Portfolio Information
Direct Investments
Public Securities
Carrying Value	$958	$811	$697	$643	$705	18	36
Cost	675	566	520	451	560	19	21
Quoted Public Value	1,415	1,306	1,107	994	1,083	8	31
Private Direct Securities
Carrying Value	6,011	4,821	5,177	5,508	5,686	25	6
Cost	7,551	6,307	6,562	6,960	7,188	20	5
Third-Party Fund Investments
Carrying Value	1,138	751	961	1,099	1,406	52	(19)
Cost	1,761	1,208	1,512	1,736	2,020	46	(13)

Total Private Equity Portfolio — Carrying Value	$8,107	$6,383	$6,835	$7,250	$7,797	27	4

Total Private Equity Portfolio — Cost	$9,987	$8,081	$8,594	$9,147	$9,768	24	2

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Sep 30, 2004
		Heritage JPMC Only				Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2004	2004	2004	2003	2003	2004	2003
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$99,451	$45,532	$45,111	$44,325	$44,499	118%	123%
Loans — Non-U.S.	32,893	31,512	31,957	31,094	30,348	4	8

TOTAL WHOLESALE LOANS — REPORTED	132,344	77,044	77,068	75,419	74,847	72	77

CONSUMER (b)
Home Finance — Home Equity & Other	67,368	29,969	26,445	24,179	21,547	125	213
Home Finance — Mortgage	56,035	54,060	49,312	50,381	65,025	4	(14)
Auto and Education Finance	62,587	43,543	44,004	43,157	42,828	44	46
Small Business and Other Consumer	15,126	4,140	4,162	4,204	4,428	265	242
Credit Card Receivables — Reported	60,241	17,182	16,639	17,426	16,612	251	263

TOTAL CONSUMER LOANS — REPORTED	261,357	148,894	140,562	139,347	150,440	76	74
TOTAL LOANS — REPORTED	393,701	225,938	217,630	214,766	225,287	74	75
Credit Card Securitizations	71,256	34,138	34,478	34,856	34,315	109	108

TOTAL LOANS — MANAGED	464,957	260,076	252,108	249,622	259,602	79	79
Derivative Receivables (c)	57,795	49,980	58,434	83,751	83,787	16	(31)
Interests in Purchased Receivables	30,479	—	—	4,752	10,914	NM	179
Other Receivables	—	108	108	108	108	NM	NM

TOTAL CREDIT-RELATED ASSETS	553,231	310,164	310,650	338,233	354,411	78	56
Wholesale Lending-Related Commitments	315,946	213,671	216,242	211,483	207,017	48	53

TOTAL	$869,177	$523,835	$526,892	$549,716	$561,428	66	55

Memo: Total by Category
Total Wholesale Exposure (d)	$536,564	$340,803	$351,852	$375,513	$376,673	57	42
Total Consumer Managed Loans (e)	332,613	183,032	175,040	174,203	184,755	82	80

Total	$869,177	$523,835	$526,892	$549,716	$561,428	66	55

WHOLESALE CREDIT EXPOSURE
Credit Exposure	$536,564	$340,803	$351,852	$375,513	$376,673	57	42

Risk Profile of Credit Exposure:
Investment-Grade	429,198	282,127	290,150	309,783	312,803	52	37
Noninvestment-Grade:
Performing	104,990	56,530	59,245	63,343	60,803	86	73
Nonperforming	2,021	1,772	2,126	2,365	3,046	14	(34)
Purchased Held for Sale Commercial Loans (f)	355	374	331	22	21	(5)	NM

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)	Effective January 1, 2004, the Firm elected to net cash paid and received under legally enforceable master netting agreements.
(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(f)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s: Investment-Grade: AAA / Aaa to BBB- / Baa3 Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

		Heritage JPMC Only				3QTR 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003
NONPERFORMING ASSETS AND RATIOS
WHOLESALE
Loans — U.S.	$1,405	$726	$939	$1,057	$1,407	94%	—%
Loans — Non-U.S.	378	715	839	947	1,271	(47)	(70)

TOTAL WHOLESALE LOANS REPORTED (Excluding Purchased HFS Wholesale Loans)	1,783	1,441	1,778	2,004	2,678	24	(33)

CONSUMER
Home Finance	789	320	355	374	384	147	105
Auto Finance	211	114	111	123	117	85	80
Small Business and Other Consumer	308	85	80	72	91	262	238
Credit Card Receivables — Reported	9	9	10	11	12	—	(25)

TOTAL CONSUMER LOANS REPORTED	1,317	528	556	580	604	149	118

TOTAL LOANS REPORTED (Excluding Purchased HFS Wholesale Loans)	3,100	1,969	2,334	2,584	3,282	57	(6)
Derivative Receivables	238	223	240	253	260	7	(8)
Other Receivables	—	108	108	108	108	NM	NM
Assets Acquired in Loan Satisfactions	299	182	200	216	203	64	47

TOTAL NONPERFORMING ASSETS (Excluding Purchased HFS Wholesale Loans)	$3,637	$2,482	$2,882	$3,161	$3,853	47	(6)

PURCHASED HELD FOR SALE WHOLESALE LOANS (a)	$355	$374	$331	$22	$21	(5)	NM

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.79%	0.87%	1.07%	1.20%	1.46%	(8) bp	(67)	bp

(a)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

		Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
GROSS CHARGE-OFFS

Wholesale Loans	$80	$172	$168	$142	$305	(53)%		(74)%		$420	$971	(57)%
Consumer (Excluding Card)	269	104	112	128	115	159		134		485	347	40
Credit Card Receivables — Reported	760	281	294	302	298	170		155		1,335	928	44

Total Loans — Reported	1,109	557	574	572	718	99		54		2,240	2,246	—
Credit Card Securitizations	1,039	540	527	515	532	92		95		2,106	1,572	34

Total Loans — Managed	2,148	1,097	1,101	1,087	1,250	96		72		4,346	3,818	14

RECOVERIES

Wholesale Loans	104	119	79	151	60	(13)		73		302	197	53
Consumer (Excluding Card)	50	24	27	24	23	108		117		101	70	44
Credit Card Receivables — Reported	90	22	24	23	21	309		329		136	81	68

Total Loans — Reported	244	165	130	198	104	48		135		539	348	55
Credit Card Securitizations	111	54	54	53	61	106		82		219	164	34

Total Loans — Managed	355	219	184	251	165	62		115		758	512	48

NET CHARGE-OFFS

Wholesale Loans	(24)	53	89	(9)	245	NM		NM		118	774	(85)
Consumer (Excluding Card)	219	80	85	104	92	174		138		384	277	39
Credit Card Receivables — Reported	670	259	270	279	277	159		142		1,199	847	42

Total Loans — Reported	865	392	444	374	614	121		41		1,701	1,898	(10)
Credit Card Securitizations	928	486	473	462	471	91		97		1,887	1,408	34

Total Loans — Managed	$1,793	$878	$917	$836	$1,085	104		65		$3,588	$3,306	9

NET CHARGE-OFF RATES — ANNUALIZED

Wholesale Loans (a)	(0.08)%	0.29%	0.50%	(0.05)%	1.25%	(37)	bp	(133)	bp	0.17%	1.29%	(112)	bp
Consumer (Excluding Card) (b)	0.47	0.29	0.32	0.39	0.37	18		10		0.38	0.40	(2)
Credit Card Receivables — Reported	4.49	6.07	6.37	6.73	6.37	(158)		(188)		5.12	6.29	(117)
Total Loans — Reported (a) (b)	0.93	0.77	0.92	0.76	1.27	16		(34)		0.89	1.34	(45)
Credit Card Securitizations	5.20	5.74	5.53	5.31	5.57	(54)		(37)		5.41	5.75	(34)
Total Loans — Managed (a) (b)	1.62	1.48	1.61	1.44	1.91	14		(29)		1.58	1.98	(40)

Memo: Credit Card — Managed	4.88	5.85	5.81	5.77	5.84	(97)		(96)		5.29	5.94	(65)

(a)
Loans held for sale were $7,281 million, $5,199 million, $5,245 million, $3,735 million, and $3,307 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. The year-to-date average loans held for sale are $5,908 million and $3,833 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rates.

(b)
Loans held for sale were $14,479 million, $15,638 million, $15,311 million, $21,633 million, and $30,178 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, and September 30, 2003, respectively. The year-to-date average loans held for sale are $15,140 million and $26,683 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

			Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR		2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004		2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
CHANGE IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$3,967		$4,120	$4,523	$4,753	$5,087	(4)%		(22)%		$4,523	$5,350	(15)%
Addition Resulting from Merger, July 1, 2004	3,123		—	—	—	—	NM		NM		3,123	—	NM
Net Charge-Offs	(865)		(392)	(444)	(374)	(614)	(121)		(41)		(1,701)	(1,898)	10
Provision for Loan Losses(a)	1,395		240	42	144	278	481		402		1,677	1,435	17
Other	(127	)(b)	(1)	(1)	—	2	NM		NM		(129)	(134)	4

Ending Balance	$7,493		$3,967	$4,120	$4,523	$4,753	89		58		$7,493	$4,753	58

CHANGE IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$260		$297	$324	$329	$384	(12)		(32)		$324	$363	(11)
Addition Resulting from Merger, July 1, 2004	508		—	—	—	—	NM		NM		508	—	NM
Provision for Lending-Related Commitments(c)	(226)		(37)	(27)	(5)	(55)	NM		(311)		(290)	(34)	NM
Other	(1)		—	—	—	—	NM		NM		(1)	—	NM

Ending Balance	$541		$260	$297	$324	$329	108		64		$541	$329	64

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$498
Expected Loss	1,832
Stress	1,126

Total Wholesale	3,456		1,715	1,869	2,204	2,452	102		41

Consumer
Expected Loss	3,159
Stress	878

Total Consumer	4,037		2,252	2,251	2,319	2,301	79		75

Total Allowance for Loan Losses	7,493		3,967	4,120	4,523	4,753	89		58
ALLOWANCE FOR LENDING-RELATED COMMITMENTS	541		260	297	324	329	108		64

Total Allowance for Credit Losses	$8,034		$4,227	$4,417	$4,847	$5,082	90		58

Wholesale Allowance for Loan Losses to Total Wholesale Loans (d)	2.76%		2.39%	2.60%	3.07%	3.43%	37	bp	(67	)bp
Consumer Allowance for Loan Losses to Total Consumer Loans (e)	1.62		1.67	1.78	1.90	1.96	(5)		(34)
Allowance for Loan Losses to Total Loans (d) (e)	2.01		1.92	2.08	2.33	2.51	9		(50)
Allowance for Loan Losses to Total Nonperforming Loans (f)	248		206	183	180	153	4,200		9,500

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,841		$742	$855	$1,055	$1,270	148%		45%
Card Services	2,273		1,191	1,188	1,225	1,175	91		93
Retail Financial Services	1,764		1,061	1,063	1,094	1,126	66		57
Commercial Banking	1,350		107	111	122	142	NM		NM
Treasury & Securities Services	9		2	2	2	2	350		350
Asset and Wealth Management	241		76	86	130	92	217		162
Corporate	15		788	815	895	946	(98)		(98)

Total	$7,493		$3,967	$4,120	$4,523	$4,753	89		58

(a)	Includes $560 million related to accounting policy conformity.
(b)	Related to the transfer of the allowance for accrued interest and fees on reported credit card loans.
(c)	Includes $(227) million related to accounting policy conformity.
(d)
Loans held for sale were $7,281 million, $5,199 million, $5,245 million, $3,735 million, and $3,307 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(e)
Loans held for sale were $12,816 million, $14,217 million, $14,334 million, $17,105 million, and $32,857 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, and September 30, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(f)
Nonperforming loans held for sale were $78 million, $46 million, $80 million, $75 million, and $171 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

		Heritage JPMC Only				3QTR 2004			H-JPMC Only	YTD 2004
	3QTR	2QTR	1QTR	4QTR	3QTR	Change		Year-to-date		Change
	2004	2004	2004	2003	2003	2Q 2004	3Q 2003	2004	2003	2003
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(148)	$(96)	$(161)	$(236)	$(127)	(54)%	(17)%	$(405)	$101	NM %
Commercial Banking	10	23	(15)	(8)	21	(57)	(52)	18	16	13
Treasury & Securities Services	—	3	1	—	(1)	NM	NM	4	—	NM
Asset & Wealth Management	1	(3)	11	36	(7)	NM	NM	9	—	NM
Corporate	(1)	(27)	(82)	(48)	(1)	96	—	(110)	164	NM

Total Wholesale	(138)	(100)	(246)	(256)	(115)	(38)	(20)	(484)	281	NM

Retail Financial Services	239	78	55	70	159	206	50	372	450	(17)
Card Services	734	262	233	330	234	180	214	1,229	704	75

Total Consumer	973	340	288	400	393	186	148	1,601	1,154	39

Accounting Policy Conformity	560	—	—	—	—	NM	NM	560	—	NM

Total Provision for Loan Losses	1,395	240	42	144	278	481	402	1,677	1,435	17

LENDING-RELATED COMMITMENTS
Investment Bank	$(3)	$(32)	$(27)	$(5)	$(54)	91	94	$(62)	$(41)	(51)
Commercial Banking	4	(4)	2	(2)	—	NM	NM	2	—	NM
Treasury & Securities Services	—	—	—	—	—	NM	NM	—	1	NM
Asset & Wealth Management	—	(1)	(1)	—	—	NM	NM	(2)	(1)	(100)
Corporate	—	—	—	—	—	NM	NM	—	8	NM

Total Wholesale	1	(37)	(26)	(7)	(54)	NM	NM	(62)	(33)	(88)
Retail Financial Services	—	—	(1)	2	(1)	NM	NM	(1)	(1)	—
Card Services	—	—	—	—	—	NM	NM	—	—	NM

Total Consumer	—	—	(1)	2	(1)	NM	NM	(1)	(1)	—

Accounting Policy Conformity	(227)	—	—	—	—	NM	NM	(227)	—	NM

Total Provision for Lending-Related Commitments	(226)	(37)	(27)	(5)	(55)	NM	(311)	(290)	(34)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(151)	$(128)	$(188)	$(241)	$(181)	(18)	17	$(467)	$60	NM
Commercial Banking	14	19	(13)	(10)	21	(26)	(33)	20	16	25
Treasury & Securities Services	—	3	1	—	(1)	NM	NM	4	1	300
Asset & Wealth Management	1	(4)	10	36	(7)	NM	NM	7	(1)	NM
Corporate	(1)	(27)	(82)	(48)	(1)	96	—	(110)	172	NM

Total Wholesale	(137)	(137)	(272)	(263)	(169)	—	19	(546)	248	NM

Retail Financial Services	239	78	54	72	158	206	51	371	449	(17)
Card Services	734	262	233	330	234	180	214	1,229	704	75

Total Consumer	973	340	287	402	392	186	148	1,600	1,153	39

Accounting Policy Conformity	333	—	—	—	—	NM	NM	333	—	NM

Total Provision for Credit Losses	1,169	203	15	139	223	476	424	1,387	1,401	(1)

Securitized Credit Losses	928	486	473	462	471	91	97	1,887	1,408	34
Accounting Policy Conformity	(333)	—	—	—	—	NM	NM	(333)	—	NM

Managed Provision for Credit Losses	$1,764	$689	$488	$601	$694	156	154	$2,941	$2,809	5

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

			Heritage JPMC Only				3QTR 2004					H-JPMC Only	YTD 2004
	3QTR		2QTR	1QTR	4QTR	3QTR	Change				Year-to-date		Change
	2004		2004	2004	2003	2003	2Q 2004		3Q 2003		2004	2003	2003
COMMON SHARES OUTSTANDING
Basic Weighted-Average Shares Outstanding	3,513.5		2,042.8	2,032.3	2,016.2	2,012.2	72%		75%		2,533.1	2,006.0	26%
Diluted Weighted-Average Shares Outstanding	3,592.0		2,042.8	2,092.7	2,079.3	2,068.2	76		74		2,598.5	2,047.0	27
Common Shares Outstanding — at Period End	3,564.1		2,087.5	2,081.7	2,042.6	2,039.2	71		75

Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	—		—		$1.02	$1.02	—
Book Value per Share	29.42		21.52	22.62	22.10	21.55	37		37
Dividend Payout	87%		NM	38%	38%	44%	NM		4,300	bp	96%	44%	5,200	bp

SHARE PRICE
High	$40.25		$42.57	$43.84	$36.99	$38.26	(5)%		5%		$43.84	$38.26	15%
Low	35.50		34.62	36.30	34.45	32.40	3		10		34.62	20.13	72
Close	39.73		38.77	41.95	36.73	34.33	2		16

CAPITAL RATIOS
Tier 1 Capital	$69,106	(a)	$43,537	$44,686	$43,167	$42,533	59		62
Total Capital	96,177	(a)	59,357	60,898	59,816	59,455	62		62
Risk-Weighted Assets	809,516	(a)	530,270	534,971	507,456	490,590	53		65
Adjusted Average Assets	1,064,701	(a)	790,390	758,260	765,910	770,707	35		38
Tier 1 Capital Ratio	8.5	%(a)	8.2%	8.4%	8.5%	8.7%	30	bp	(20)	bp
Total Capital Ratio	11.9	(a)	11.2	11.4	11.8	12.1	70		(20)
Tier 1 Leverage Ratio	6.5	(a)	5.5	5.9	5.6	5.5	100		100

INTANGIBLE ASSETS
Goodwill	$42,947		$8,731	$8,730	$8,511	$8,134	392%		428%
Mortgage Servicing Rights	5,168		5,707	4,189	4,781	4,007	(9)		29
Credit Card Relationships	4,055		893	953	1,014	1,078	354		276
All Other Intangibles	5,945		799	813	685	311	NM		NM

Total Intangibles	$58,115		$16,130	$14,685	$14,991	$13,530	260		330

(a)	Estimated

JPMORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.

bp : Denotes basis points; 100 bp equals 1%.

Corporate: Includes Global Treasury, Private Equity, Support Units and the net effects remaining at the Corporate level after the implementation of management accounting policies.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NA: Data is not available for the period presented.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, special items and credit card securitizations.

Overhead Ratio: Operating expense (excluding merger costs and special items) as a percentage of operating revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, merger costs and special items.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charge, accounting policy conformity adjustments and other special items.

Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.